                                                                  Exhibit (1)(f)

                                   THE GALAXY FUND
                           (A Massachusetts Business Trust)


                       CERTIFICATE OF CLASSIFICATION OF SHARES


          I, Patricia L. Bickimer, do hereby certify as follows:

          (1) That I am duly elected Assistant Secretary of The Galaxy Fund (the "Trust");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust at the regular meetings of the Board held on November 30, 1989 and March 1, 1990;

          (3) That the following resolutions were duly adopted at the meetings by the Board of Trustees of the Trust:

     a.   CREATION OF CLASS F SHARES (TREASURY FUND)

     RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified and designated as Class F shares, representing interests in the Treasury Fund of the Trust; and

     FURTHER RESOLVED, that each share of Class F created pursuant to the following resolution shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption that are set forth in the Trust's Declaration of Trust with respect to any class of shares of the Trust.

     b.   CREATION OF TWO SERIES OF CLASS G SHARES (INTERNATIONAL EQUITY FUND)

     RESOLVED, that pursuant to Section 5.1 of the Declaration of the Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class G shares, consisting of two separate series of shares of beneficial interest designated as Class G - Series I shares and Class G - Series 2 shares, both series representing interests in the International Equity Fund of the Trust;

     FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class G - Series 1 shares shall be


                                         -1-
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invested and reinvested with the consideration received by the Trust for the issue and sale of Class G - Series 2 shares and all other shares of beneficial interest in the Trust hereafter designated as Class G shares (irrespective of whether said shares have been designated as part of a series of said class and if, so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class G shares (irrespective of series designation) or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class G - Series 1 share and Class G - Series 2 share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

     FURTHER RESOLVED, that each Class G - Series 1 share and Class G - Series 2 share shall have, upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class G shares (irrespective of series designation), including that each Class G - Series 1 share shall be charged equally with each Class G - Series 2 share and each other share of beneficial interest in the Trust hereafter designated as a Class G share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class G shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class G shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that subject to the receipt of and to the extent permitted by rule or order of the Securities and Exchange Commission or any successor governmental authority:

          (a) Class G - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to shares of Class G - Series 1 but not with respect to Class G - Series 2 or any other shares hereinafter classified as Class G shares, as well as any other expenses and liabilities directly attributable to Class G - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (b)  Class G - Series 1 shares shall not bear the


                                         -2-
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     expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class G shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class G other than Class G - Series I shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class G Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class G - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class G - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class G - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class G - Series 1 shares;

          (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class G - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class G - Series 1 shares, such shares shall be entitled to vote, and in such case Class G - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.


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

     c.   CREATION OF TWO SERIES OF CLASS H SHARES (EQUITY GROWTH FUND)

     RESOLVED, that pursuant to Section 5.1 of the Declaration of the Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class H shares, consisting of two separate series of shares of beneficial interest designated as Class H - Series 1 shares and Class H - Series 2 shares, both series representing interests in the Equity Growth Fund of the Trust;

     FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class H - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class H - Series 2 shares and all other shares of beneficial interest in the Trust hereafter designated as Class H shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class H shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class H - series 1 share and Class H - Series 2 share shall share equally with each Class H share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

     FURTHER RESOLVED, that each Class H - Series 1 share and Class H - Series 2 share shall have, upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class H shares (irrespective of series designation), including that each Class H - Series 1 share shall be charged equally with each Class H - Series 2 share and each other share of beneficial interest in the Trust hereafter designated as a Class H share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class H shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class H shares by the Board of Trustees in accordance with the Trust's Declaration of Trust;


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

PROVIDED, HOWEVER, that subject to the receipt of and to the extent permitted by rule or order of the Securities and Exchange Commission:

          (a) Class H - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to shares of Class H - Series 1 but not with respect to shares of Class H - Series 2 or any other shares hereinafter classified as Class H shares, as well as any other expenses and liabilities directly attributable to Class H - Series 1 which the Board of Trustees determines should be borne solely by such Series;

          (b) Class H - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class H shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class H other than Class H - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class H Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust, other than Class H - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote, and in such case Class H - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class H - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class H - Series 1 shares;

          (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class H - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class H - Series 1 shares, such shares shall be entitled to vote, and in such case Class H - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     d.   CREATION OF TWO SERIES OF CLASS I SHARES  (EQUITY INCOME FUND)

     RESOLVED, that pursuant to Section 5.1 of the Declaration of the Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class I shares, consisting of two separate series of shares of beneficial interest designated as Class I - Series 1 shares and Class I - Series 2 shares, both series representing interests in the Equity Income Fund of the Trust;

     FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class I - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class I - Series 2 shares and all other shares of beneficial interest in the Trust hereafter designated as Class I shares (irrespective of whether said shares have been designated as a part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class I shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class I - Series 1 share and Class I - Series 2 share shall share equally with each Class I share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

     FURTHER RESOLVED, that each Class I - Series 1 share and Class I - Series 2 share shall have, upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class I shares (irrespective of series designation), including that each Class I - Series 1 share shall be charged equally with each Class

I - Series 2 share and each other share of beneficial interest in the Trust hereafter designated as a Class I share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class I shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class I shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that subject to the receipt of and to the extent permitted by rule or order of the Securities and Exchange
Commission:

          (a) Class I - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to shares of Class I - Series 1 but not with respect to shares of Class I - Series 2 or any other shares hereinafter classified as Class I shares, as well as any other expenses and liabilities directly attributable to Class I - Series 1 which the Board of Trustees determines should be borne solely by such Series;

          (b) Class I - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class I shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class I other than Class I - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class I - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class I - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote, and in such case Class I - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class I - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class I - Series 1 shares;

          (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class I - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class I - Series 1 shares, such shares shall be entitled to vote, and in such case Class I - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees,

     e.   CREATION OF TWO SERIES OF CLASS J SHARES (FIXED INCOME FUND)

     RESOLVED, that pursuant to Section 5.1 of the Declaration of the Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class J shares, consisting of two separate series of shares of beneficial interest designated as Class J - Series 1 shares and Class J - Series 2 shares, both series representing interests in the Fixed Income Fund of the Trust;

     FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class J - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class J - Series 2 shares and all other shares of beneficial interest in the Trust hereafter designated as Class J shares (irrespective of whether said shares have been designated as a part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class J shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class J - Series 1 share and Class J - Series 2 share shall share equally with each Class J share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

     FURTHER RESOLVED, that each Class J - Series 1 share and Class J - Series 2 share shall have, upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class J shares (irrespective of series designation), including that each Class J - Series 1 share shall be charged equally with each Class J - Series 2 share and each other share of beneficial interest in the Trust hereafter designated as a Class J share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class J shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class J shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that subject to the receipt of and to the extent permitted by rule or order of the Securities and Exchange Commission:

          (a) Class J - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to shares of Class J - Series 1 but not with respect to shares of Class J - Series 2 or any other shares hereinafter classified as Class J shares, as well as any other expenses and liabilities directly attributable to Class J - Series 1 which the Board of Trustees determines should be borne solely by such Series;

          (b) Class J - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class J shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class J other than Class J - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, only Class J - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class J - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote, and in such case Class J - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class J - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class J - Series 1 shares;

          (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class J - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class J - Series 1 shares, such shares shall be entitled to vote, and in such case Class J - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     (4) That the foregoing resolutions remain in full force and effect on the date hereof.


                                        /s/ Patricia L. Bickimer
                                        -----------------------------
                                        Patricia L. Bickimer


Dated:  August 16, 1990

Commonwealth of Massachusetts )
                              )
County of Suffolk             )

Subscribed and sworn to
before me this 16th day
of August, 1990.


/s/ Julie Jenkins
---------------------------
Notary Public
My Commission Expires: 10/1/97


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